UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2006 (November 9, 2006)

Eagle Bulk Shipping Inc.

(Exact Name of Registrant as Specified in its Charter)

Marshall Islands	000-51366	98-0453513
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

477 Park Avenue New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 785-2500

(Registrant's telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

In connection with a presentation by senior management of Eagle Bulk Shipping Inc. (the "Company") relating to the Company’s results for the third quarter of 2006 via a teleconference and webcast held on November 9, 2006, the Company is disclosing certain information (the "3Q Results 2006 Presentation "). On November 3, 2006, the Company issued a press release publicly announcing that such teleconference and webcast would take place and that during such teleconference and webcast senior management would present information regarding the Company’s results for the third quarter of 2006. The press release also provided webcast and teleconference information for investors to access the presentation.

Statements made in the 3Q Results 2006 Presentation which are not historical are forward-looking statements that reflect management's current views with respect to future events and performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical fact. Such statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. See "Forward Looking Statements" in the 3Q Results 2006 Presentation.

A copy of the 3Q Results 2006 Presentation is attached to this report as Exhibit 99.1.

In connection with a presentation by the Company's Chairman and Chief Executive Officer, Sophocles M. Zoullas, at Citigroup's 21st Annual Transportation Conference held on November 14, 2006, the Company is disclosing certain information (“Conference Information”). On November 8, 2006, the Company issued a press release publicly announcing that such conference would take place. The press release also provided webcast information for investors to access the presentation.

Statements made in the Conference Information which are not historical are forward-looking statements that reflect management's current views with respect to future events and performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical fact. Such statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. See "Forward Looking Statements" in the Conference Information.

A copy of the Conference Information is attached to this report as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	3Q Results 2006 Presentation

99.2	Conference Information

SIGN SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.

By: /s/ Sophocles N. Zoullas

Name:	Sophocles N. Zoullas
Title:	Chief Executive Officer

and President

Date: November 14, 2006

Robert K. Kretzman

Executive Vice President, General Counsel and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	3Q Results 2006 Presentation

99.2	Conference Information

5